UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-A

FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
PURSUANT TO SECTION 12(b) OR (g) OF THE SECURITIES EXCHANGE ACT OF 1934

Century Next Financial Corporation
(Exact name of registrant as specified in its charter)

Louisiana	27-2851432
(State or incorporation or organization)	(IRS Employer Identification No.)

505 North Vienna Street, Ruston, Louisiana	71270
(Address of principal executive offices)	(Zip Code)

Securities to be registered pursuant to Section 12(b) of the Act:

Title of each class to be so registered	Name of each exchange on which each class is to be registered

If this form relates to the registration of a class of securities pursuant to Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), check the following box. [ ]

If this form relates to the registration of a class of securities pursuant to Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), check the following box. [X]

Securities Act registration statement file number to which this form relates:	333-167589
(if applicable)
Securities to be registered pursuant to Section 12(g) of the Act:

Common Stock
(Title of class)

INFORMATION REQUIRED IN REGISTRATION STATEMENT

Item 1.	Description of Registrant's Securities to be Registered

See "Description of Capital Stock" in the Prospectus included in the registration statement on Form S-1 of Century Next Financial Corporation (File No. 333-167589) which is hereby incorporated by reference.

Item 2.	Exhibits

	2.1	Plan of Conversion, as amended*
	3.1	Articles of Incorporation of Century Next Financial Corporation*
	3.2	Bylaws of Century Next Financial Corporation*
	4.0	Form of Stock Certificate of Century Next Financial Corporation*
___________________
*
Previously filed with the Securities and Exchange Commission as exhibits to the registration statement on Form S-1 of Century Next Financial Corporation, as amended (File No. 333-167589).  Such exhibits are incorporated herein by reference.

SIGNATURE

Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

CENTURY NEXT FINANCIAL CORPORATION

Date: September 27, 2010	By:	/s/Benjamin L. Denny
Benjamin L. Denny
President and Chief Executive Officer

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